Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fonar Corporation and Subsidiaries (the “Company”) on Form 10-K for the fiscal year ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy Damadian, President and Chief Executive Officer of the Company, and I, Luciano Bonanni, Executive Vice President, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy R. Damadian

Timothy R. Damadian,

President and Principal Executive Officer

/s/ Luciano Bonanni

Luciano Bonanni,

Executive Vice President, COO and

Acting Principal Financial Officer

Date: September 22, 2025

A signed original of this written statement required by Section 906 has been provided to Fonar Corporation and will be retained by Fonar Corporation and furnished to the Securities and Exchange Commission or its staff upon request.